UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 11, 2008

MERRIMAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 11, 2008, J. Robert Patterson was appointed Vice President – Finance, Chief Financial Officer and Treasurer of Merrimac Industries, Inc. (the "Company").

Mr. Patterson will be paid an annual base salary of $180,000, will have a car allowance and will be eligible to participate in the Company’s employee benefit plans on the same basis as other employees.  Mr. Patterson will participate in the Company’s Amended and Restated Severance Plan adopted in March 2006, as amended, for key executive management personnel, as disclosed under the heading “Executive and Director Compensation – Potential Payments Upon Termination or Change-In-Control” in the Company’s 2008 Proxy Statement filed with the Securities and Exchange Commission on April 28, 2008, which description is hereby incorporated by reference herein.

Mr. Patterson, 51, most recently served as a financial consultant to the Company from December 1, 2008 until his appointment on December 11, 2008.  Prior to joining the Company, Mr. Patterson was the Chief Financial Officer of Third Wave Business Systems, a business management systems consulting firm, from March 2008 to September 2008.  From December 2000 through March 2008 Mr. Patterson served as Vice President, Chief Financial Officer and Treasurer of IFTH Acquisition Corp. (“IFTH”), formerly InfoTech USA, Inc., where he also served as their Secretary from January 2006 to March 2008.  Prior to becoming the Chief Financial Officer of IFTH, Mr. Patterson served as Vice President of Finance for the Network division of Applied Digital Solutions, Inc. (“ADS”) from 1999 to 2000 and was the Controller of one of ADS’s wholly owned subsidiaries Information Products Center, Inc. from 1990 to 2000.  Mr. Patterson earned a Bachelor of Arts in Business Management degree from Western State College of Colorado.

There is no arrangement or understanding between Mr. Patterson and any other person pursuant to which he was selected as an executive officer, and there is no family relationship between Mr. Patterson and any of the Company’s directors or other executive officers.  There are not any transactions to which the Company was or is a participant in which Mr. Patterson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

As a result of Mr. Patterson’s appointment, Mason N. Carter (the Company’s President, Chief Executive Officer and Chairman of the Board of Directors) ceased to act as the Company’s interim principal financial officer.  Mr. Carter continues in his role as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors.

The Company issued a press release on December 16, 2008 announcing the appointment of Mr. Patterson as Vice President – Finance, Chief Financial Officer and Treasurer. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press release dated December 16, 2008 issued by Merrimac Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ Mason N. Carter
Name: Mason N. Carter
Title: President and Chief Executive Officer

Date: December 16, 2008